ASSIGNMENT AND LICENSE AGREEMENT

         This Agreement made and executed this _____ day of ______________, 19__, by and between Hallmark Cards, Incorporated, LICENSOR, and Stone's Shop, Inc., David J. Stone - President, LICENSEE, 2508 S. Alpine, Rockford, IL 61108 doing business at Stone's Hallmark Shop, Brywood Center, Rockford, IL (the "premises").

         WHEREAS, LICENSEE acknowledges that LICENSOR is the sole and exclusive owner of trademarks and trade names including the word "HALLMARK" alone and in combination with a coronet design, recorded on the principal register of the U.S. Patent Office under Registration Nos.
654,790; 787,169; 864,077 and 916,900, inter alia; and,

         WHEREAS, LICENSEE desires to do business as a corporation utilizing the name Stone's Hallmark Shop, Rockford, IL in conjunction with the sale of greeting cards, stationery, party goods, gifts and related social expression products.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged and in further consideration of the premises,

         1. The LICENSEE, for himself, his heirs, administrators, successors and assigns, does hereby absolutely grant, bargain, convey and assign unto LICENSOR any and all legal and equitable right, title and interest, both tangible and intangible, which LICENSEE has or may hereafter acquire in the trademark "HALLMARK", including but not limited to any good will hereinafter generated or created by LICENSEE or anyone acting or claiming under him.

         2. LICENSOR does hereby grant unto LICENSEE a royalty-free license to use the trademark and trade name HALLMARK(R) as part of the LICENSEE's store trade name Stone's Hallmark Shop, Rockford, IL, and on the premises for the promotion and sale of products sold by Hallmark Cards, Incorporated; provided, however, that the license herein granted shall not extend to any use of the trademark as a part of a corporate name; and further provided, that said license herein granted shall be terminable by LICENSOR, at any time, by giving thirty
(30) days written notice to LICENSEE of such termination. Said license herein granted may not be transferred or assigned and all rights thereto shall revert to LICENSOR upon revocation of the license so granted.

         3. During the term of this Agreement, LICENSEE: (A) shall use its best efforts to promote and maintain the good will of the HALLMARK trademark and image; (b) shall maintain a sufficient inventory and display of the range of HALLMARK products to enable the public the opportunity to purchase the same, so as not to mislead or deceive the public as to the availability of HALLMARK products in said store; (c) shall maintain the store premises in a neat and orderly fashion; (d) shall instruct sales clerks and employees in a manner sufficient to familiarize them with the HALLMARK product line so as to be able to respond to customer inquiries; (e) shall not directly or indirectly disparage the HALLMARK product line or use bait and switch selling techniques to a customer registering interest in HALLMARK products or otherwise engage in deceptive advertising or selling violative of the provisions of Section 5 of the Federal Trade Commission Act; (f) shall maintain HALLMARK products as its primary product line provided, however, that the LICENSEE is not otherwise restricted from inventory and sale of competing product lines.

         4. LICENSEE hereby covenants and agrees to display the trademarks of LICENSOR in conformity with the rules for such use as LICENSOR may, from time to time, promulgate in order to protect the quality image and reputation which said marks presently enjoy. Said rules now or hereafter promulgated by LICENSOR shall be considered a part hereof as if fully enumerated herein. (Attached hereto and incorporated by reference are the present "Guidelines for the Use of the Trademark 'Hallmark,'" which LICENSEE, by his initials, indicates have been read and agreed to.)

         5. In the event that the license herein shall be revoked by LICENSOR, LICENSEE hereby covenants and agrees to immediately cease the use of said trademarks and to forthwith remove, destroy or otherwise obliterate any sign, placard, poster, stationery, banner or lettering which utilizes the said trademarks, or any part thereof, as LICENSOR may direct. LICENSOR shall be free to enter the premises of LICENSEE and carry out the foregoing upon first giving LICENSEE reasonable advance notice, without fee or liability for trespass.

         6. LICENSEE shall, from time to time, submit to LICENSOR samples of advertising material, letterheads, etc. for determination that the licensed name and mark are being correctly demonstrated, which decision of the LICENSOR with respect thereto shall be final.

         7. This Agreement supersedes all prior representations, whether oral or written, and constitutes the entire understanding of the parties with respect to the subject matter hereof. This Agreement may not be modified orally, but only in writing and signed by the partly to be charged.

         8. The license herein provided shall be granted upon execution by LICENSOR in Kansas City, Missouri and the rights of the parties determined by, and this license construed according to the Laws of the State of Missouri.

         9. Time is hereby declared to be of the essence.

         10. The LICENSEE agrees that LICENSOR is neither a partner, joint venturer or franchisor of LICENSEE. This is not a franchise. LICENSEE acknowledges that no fee is payable for this license and that it is not required to follow any specific merchandising plan.

         11. LICENSEE shall have the right to terminate this agreement by giving LICENSOR ninety (90) days written notice of LICENSEE's intent to terminate. Said written notice shall be placed in the United States Mail, Certified Mail-Return Receipt Requested, addressed to LICENSOR in care of the Legal Department, 25th and McGee, Kansas City, Missouri 64108. In the event this license is terminated, LICENSEE covenants and agrees to immediately cease the use of said trademarks and to remove, destroy, or otherwise obliterate any sign, placard, poster, stationery, banner, advertising, merchandise bag, or lettering which utilizes said trademarks, or any part thereof, by the date upon which the termination becomes effective. LICENSE shall grant LICENSOR the right to enter LICENSEE's premises to insure that the foregoing has been completed by LICENSEE, without fee or liability for trespass, upon LICENSOR's first giving LICENSEE reasonable advance notice. It is hereby stipulated and agreed that LICENSEE's failure to immediately cease the use of the mark "HALLMARK" upon revocation of the license herein granted will result in irreparable harm and injury to LICENSOR.

         12. This Agreement shall automatically terminate on the occurrence of the following: (1) termination of the owner's occupancy of the store premises; or (2) termination of the lease of the store premises; or (3) closing of the Hallmark account.

         WHEREFORE, we the undersigned, have each hereunto set our hand and seal the day and year first above written.


                                        HALLMARK CARDS, INCORPORATED
                                        By /s/ Charles J. Egan
                                           -------------------------------------
ATTEST:                                    Vice-President               LICENSOR
/s/ Judith Whitaker
------------------------------------
Assistant Secretary
                                        Stone's Shop, Inc.
                                        /s/ David J. Stone
                                        ----------------------------------------
                                         David J. Stone, President      LICENSEE

WITNESS:

-------------------------------------

STATE OF MISSOURI          )
                           )  SS.:
COUNTY OF JACKSON          )


         Now on this 28 day of April, 1982, before me personally appeared CHARLES J. EGAN, JR., Vice-President of Hallmark Cards, Incorporated, who, being duly sworn stated on his oath that he signed the foregoing document upon authority conferred upon him by the Board of Directors of said Corporation.

                                                        /s/ Kimberly S. Carleton
                                                        ------------------------
                                                               Notary Public

My Commission expires:  November 18, 1985
                       --------------------


                            INDIVIDUAL ACKNOWLEDGMENT
                    (For Sole Proprietorship or Partnership)

STATE OF           )
                   )  SS.:
COUNTY OF          )

         Now on this  _____ day of  ___________________________________,  19___,
before                  me                  personally                  appeared
____________________________________________________________,  known to me,  who being duly sworn stated on (his/her/their) oath that (he/she/they) (has/have) fully read the foregoing document and signed the same as (his/her/their) free act and deed.


                                             -----------------------------------
                                                          Notary Public

My Commission expires: ________________

                            CORPORATE ACKNOWLEDGMENT

STATE OF IL        )
                   )  SS.:
COUNTY OF WINNEBAGO)

         Now on this 6th day of April, 1982, before me personally appeared David
J. Stone, to me personally known, who being by me duly sworn, did say that he is the President of Stone's Shop, Inc., a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said David J. Stone acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Rockford, Illinois, the day and year last above written.

                                                     /s/ Pamela S. F.
                                                     ---------------------------
                                                            Notary Public

My Commission expires: December 5, 1983
                      -----------------